Exhibit 10.67.1

                      SECOND AMENDMENT TO DEALER EQUIPMENT
                           LOAN AND SECURITY AGREEMENT

         This Second Amendment to Dealer Equipment Loan and Security Agreement ("Amendment"), effective as of the 29th day of July, 1998 (the "Effective Date"), by and between NISSAN MOTOR ACCEPTANCE CORPORATION ("NMAC") and FIRST CHOICE STUART 1, INC., a Florida corporation d/b/a Stuart Nissan ("Dealer").

                              W I T N E S S E T H:

         WHEREAS, NMAC and B & B Florida Enterprises, Inc., a Florida corporation ("B & B") entered into that certain Nissan Motor Acceptance Corporation Dealer Equipment Loan and Security Agreement, dated October 12, 1995 (the " Original Loan Agreement"), whereby NMAC agreed to advance to B & B the maximum sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 ($250,000.00) DOLLARS, upon fulfillment of the terms and conditions thereof by B & B; and

         WHEREAS, the Original Loan Agreement was subsequently amended September 1, 1997 and again on June 8, 1998 pursuant to that certain Extension Agreement (the Original Loan Agreement, as subsequently amended, the "Loan Agreement") and Dealer and NMAC wish to further amend the Loan Agreement as provided herein.

         NOW THEREFORE, in consideration of the premises, Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The recitations set forth above are true and correct.

2. The principal outstanding balance (exclusive of interest) owed to NMAC under the Loan Agreement is, as of the Effective Date of this Amendment, One Hundred Sixty-Eight Thousand, Eighty-one Dollars and Thirty-nine Cents ($168,081.39).

3. Section 2.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefore:

                  "From the Effective Date of this Dealer Equipment Loan and Security Agreement through June 30, 1998 (the "Interest Only Period"), accrued interest together with all other fees, costs and charges shall be paid monthly on the 15th day thereof under this Loan. Commencing with the first month following the expiration of the Interest Only Period and continuing each month thereafter, successive monthly principal installments of Five Thousand Six Hundred Two Dollars and Seventy-One Cents ($5,602.71) each together with all accrued and unpaid interest and all other fees, costs and charges due and owing under this Loan shall be paid on the 15th day of each


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                  month, commencing with the payment due August 15, 1998,
                  followed by one final installment on January 15, 2001 equal to the then unpaid Principal, all accrued and unpaid interest and all other fees, costs and charges due and owing under this Loan. Interest shall be calculated on a daily basis, computed on the actual number of days elapsed over a year of 365 or 366 days, commencing on the date the Principal is funded.

4. NMAC's waiver of any term, provision, condition, covenant or agreement of the Loan Agreement prior to the Effective Date hereof shall not be construed, in any manner, to be NMAC's consent to such waiver on or after the Effective Date of this Amendment. No waiver of any term, provision, condition, covenant or agreement contained in this Agreement or contained in the Loan Agreement shall be effective unless set forth in writing signed by NMAC and any such waiver shall be effective only to the extent set forth in such writing.

5. Dealer agrees to pay any and all documentary stamps and all penalties, if any, which are assessed by the State of Florida on account of the execution and/or delivery of the Loan Agreement and/or this Amendment. Dealer shall pay such sums immediately upon receipt of notice of such amounts from NMAC. If the Dealer fails to pay such sums to NMAC, NMAC may (and without waiving such Event of Default), at its option, pay such taxes and penalties) and any such payment made by NMAC shall be added to the indebtedness hereof and shall bear interest from the date advanced at the rate of the lesser of eighteen (18%) percent per annum or the maximum rate permissible under Florida law.

6. The Dealer hereby represents, ratifies and affirms to NMAC that NMAC has acted in good faith and has fulfilled and fully performed its obligations under the Loan Agreement and all of its obligations with respect to the administration and disbursement of the loan proceeds.

7. Except as specifically provided in this Amendment, no part of the Loan Agreement or any other instrument securing the Loan Agreement is in any way altered, amended or changed.

8. The parties hereto intend that this Amendment will not disturb the existing lien priority of NMAC and that this Amendment will retain the same lien and priority as the Loan Agreement which this Amendment modifies.

9. This Amendment shall be governed by and construed and the rights and obligations of the parties under this Amendment shall be determined in accordance with the laws of the State of Florida.

10. This Amendment and the Loan Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective personnel, representatives, heirs, successors and assigns.

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11. Each party to this Amendment acknowledges that it has reviewed this
Amendment and hereby declares that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment. In the event that any terms or provisions of this Amendment are held invalid or unenforceable, the remaining terms and conditions of this Amendment shall continue to be fully enforceable without change, and this Amendment shall be interpreted as if the unenforceable provision had not been a part hereof.

12. NMAC AND DEALER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS OR A THIRD-PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER WRITTEN OR VERBAL) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR NMAC TO ENTER INTO THIS AMENDMENT. THE DEALER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF NMAC NOR NMAC'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT NMAC WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Signed, sealed and delivered in              NISSAN MOTOR ACCEPTANCE CORPORATION
the presence of:
___________________________                  By:________________________________
Witness                                      Print Name:________________________
Print Name:_________________                 Title:_____________________________

____________________________
Witness

Print Name:_________________

                                             FIRST CHOICE STUART 1, INC.,
                                             a Florida corporation d/b/a Stuart
                                             Nissan

_____________________________                ___________________________________
Witness                                      Print Name:________________________
Print Name:__________________                Title:_____________________________

_____________________________
Witness

Print Name:__________________

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         By execution hereof, the following Guarantors, in their capacity as guarantors of the obligations of Dealer to NMAC under their respective Continuing Guaranty Agreement (Corporation) previously delivered to NMAC, hereby approve and consent to the execution and delivery of this Amendment and acknowledge and agree that, notwithstanding the execution and delivery of this Amendment, each Guarantor shall have continuing liability under their respective Continuing Guaranty Agreement (Corporation) for the obligations of Dealer as modified by this Amendment.

                                    SMART CHOICE AUTOMOTIVE GROUP,
                                    INC., a Florida corporation

                                    By:___________________________________
                                    Print Name:____________________________
                                    Title:_________________________________

                                    SMART CARS, INC., a Florida corporation

                                    By:___________________________________
                                    Print Name:____________________________
                                    Title:_________________________________

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